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EXHIBIT 24.0


                       Re:Consent of Independent Auditors
                       ----------------------------------

We Consent to the reference of our firm under the caption "Experts" and to use of our reports dated May, 14th, 2002 in the Registration Statements on Form SB-2 and related prospectus of Hotel Outsourcing Management Inc. for the registration of 7,316,032 of its Common stock.







Tel  Aviv, Israel
January 21,2003
                                              Kost, Forer and Gabbay
                                              Certified Public Accountants (Isr)
                                              a member of Ernst & Young Global





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